[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Exhibit 10.45

SAMSUNG BIOLOGICS CO., LTD.

AMENDMENT NO 1 TO PRODUCT SPECIFIC AGREEMENT – CLINICAL PRODUCT DRUG SUBSTANCE

This Amendment No. 1 to the Product Specific Agreement – Clinical Product Drug Substance (this “Amendment No. 1”) is made effective as of the date of last signature below (the “Amendment No. 1 Effective Date”) by and between FibroGen, Inc., a Delaware corporation having its principal place of business at 409 Illinois Street, San Francisco, California, USA 94158 (“Client”) and Samsung Biologics Co., Ltd., a Korean corporation having its principal place of business at [*] (“SBL”). Client and SBL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Client and SBL entered into a Master Services Agreement effective October 30, 2020 (the “MSA”) and a Product Specific Agreement – Clinical Product Drug Substance effective October 30, 2020 (the “PSA”). In accordance with the terms of the MSA, SBL and Client wish to amend the PSA with effect from and as of the Amendment No. 1 Effective Date, as provided in this Amendment No. 1. All capitalized terms not defined in this Amendment No. 1 will have the meanings given to them in the MSA and PSA.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Parties agree as follows:

1.
Amendments to the PSA.
a.
Section 5.c. of the PSA shall be deleted in their entirety and replaced with the following:

“c. Product Purchase Commitment.

i.
Notwithstanding anything to the contrary, during [*] (each a “Binding Year”), Client shall order from SBL on a [*], and SBL commits to Manufacture, the number of Batches of Product set forth in the table below on the terms and conditions set forth herein and in the MSA (the “Product Purchase Commitment”). The Product Purchase Commitment [*].

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

ii.
Within [*], Client shall update, issue and/or re-issue a binding Purchase Order for [*] for the [*].
iii.
Notwithstanding anything to the contrary, [*] shall not apply to the PSA as amended by this Amendment No. 1.”

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

2.
Effect on the PSA. Except as specifically amended by this Amendment No. 1, the PSA shall remain in full force and effect, and the PSA, as amended by this Amendment No. 1, is hereby ratified and affirmed in all respects. Each reference in the PSA “to this PSA”, “herein,” “hereunder” or words of similar import shall mean and be a reference to the PSA as amended by this Amendment No. 1. All other applicable provisions of the MSA and PSA shall apply to this Amendment No. 1, mutatis mutandis.
3.
Entire Agreement. This Amendment No. 1, together with the MSA and the PSA constitute the entire agreement between the Parties relating to the subject matter hereof and supersede all previous oral and written communications between the Parties with respect to such subject matter.
4.
Counterparts. This Amendment No. 1 shall become binding following signatures of each of the Parties hereto. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

Signature Page Follows.

[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Parties have entered into this Amendment No. 1 as of the Amendment No. 1 Effective Date by their respective duly authorized representatives.

Samsung Biologics Co., Ltd.		FibroGen, Inc.

By:	/s/ [*]	By:	/s/ [*]
Name:	[*]	Name:	[*]
Title:	[*]	Title:	[*]
Date:	Oct 24, 2022	Date:	10/25/2022

[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.